361 MANAGED FUTURES STRATEGY FUND
Investor Class

(Ticker Symbol: AMFQX)

Class I Shares

(Ticker Symbol: AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND
Investor Class

(Ticker Symbol: AGFQX)

Class I Shares

(Ticker Symbol: AGFZX)

A series of Investment Managers Series Trust

Supplement dated May 7, 2018, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated March 1, 2018.

Effective May 7, 2018 (the “Effective Date”), John Riddle is added as a portfolio manager to the 361 Managed Futures Strategy Fund (the “361 Managed Fund”) and the 361 Global Managed Futures Strategy Fund (the “361 Global Managed Fund”). Messrs. Rollins, Frank, Stanton, Bhave, and Leupold will continue to serve as portfolio managers of the 361 Managed Fund and the 361 Global Managed Fund. As a result, the Prospectus and SAI are updated as follows.

The 361 Managed Fund’s “Portfolio Managers of the Advisor” section on page 6 of the Prospectus is replaced with the following:

Blaine Rollins, CFA, Managing Director, and Jeremy Frank, Director of Quantitative Research, have served as portfolio managers of the Fund since its inception on December 20, 2011. Clifford Stanton, CFA, Co-Chief Investment Officer, and Aditya Bhave, Senior Quantitative Analyst, have served as portfolio managers of the Fund since December 4, 2014. Jason Leupold, Vice President of Trading and Research, has served as portfolio manager of the Fund since March 1, 2017. John Riddle, Co-Chief Investment Officer, has served as portfolio manager of the Fund since May 7, 2018. Messrs. Rollins, Frank, Stanton, Bhave, Leupold, and Riddle are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The 361 Global Managed Fund’s “Portfolio Managers” section on page 13 of the Prospectus is replaced with the following:

Blaine Rollins, CFA, Managing Director, and Jeremy Frank, Director of Quantitative Research, have served as portfolio managers of the Fund since its inception on February 12, 2014. Clifford Stanton, CFA, Co-Chief Investment Officer, and Aditya Bhave, Senior Quantitative Analyst, have served as portfolio managers of the Fund since December 4, 2014. Jason Leupold, Vice President of Trading and Research, has served as portfolio manager of the Fund since March 1, 2017. John Riddle, Co-Chief Investment Officer, has served as portfolio manager of the Fund since May 7, 2018. Messrs. Rollins, Frank, Stanton, Bhave, Leupold, and Riddle are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The first two paragraphs under the heading entitled “Portfolio Managers” on page 59 of the Prospectus are deleted in their entirety and replaced with the following:

The Managed Futures Strategy Fund is managed by an investment committee consisting of Blaine Rollins, Clifford Stanton, Jeremy Frank, Aditya Bhave, Jason Leupold and John Riddle. Randall Bauer is the portfolio manager with respect to the fixed income strategy of the Fund’s portfolio.

The Global Managed Futures Strategy Fund is managed by an investment committee consisting of Blaine Rollins, Jeremy Frank, Clifford Stanton, Aditya Bhave, Jason Leupold and John Riddle.

Please file this Supplement with your records.